Exhibit 21

Subsidiaries of the Registrant

Subsidiary	State of Incorporation
150 Taylor Station MOB, LLC	TN
3310 West End, LLC	TN
3960 Coon Rapids, LLC	DE
4765 Carmel Mountain Road, LLC	TN
5901 Westown Parkway MOB, LLC	DE
Ankeny North MOB, LLC	DE
Atlas MOB I, LLC	TX
Cotton Pasadena, LLC	TN
DOB III, LLC	TN
DPCI 6002 Professional, LLC	GA
DPCII 6001 Professional, LLC	GA
EBSW DFW JV Member, LLC	TN
Evergreen Medical Associates II, LLC	CT
Evergreen Medical Associates, LLC	CT
Hatteras 601 Broadway Unit A, LLC	DE
Hatteras 630 South Raymond, LLC	DE
Hatteras 2061 Peachtree, LLC	DE
Hatteras Aurora Medical Plaza, LLC	DE
Hatteras Allenmore C, LLC	DE
Hatteras Bryn Mawr, LLC	DE
Hatteras Clear Lake, LLC	DE
Hatteras Coral Reef, LLC	DE
Hatteras Congress Medical, LLC	DE
Hatteras Evergreen Totem Lake, LLC	DE
Hatteras Exeter, LLC	DE
Hatteras Hackensack, LLC	DE
Hatteras Hale Pawa'a	DE
Hatteras Highmark Medical Center, LLC	DE
Hatteras Holly Springs, LLC	DE
Hatteras HR Managing Member, LLC	DE
Hatteras Joshua Max Simon, LLC	DE
Hatteras MOB Investment Venture, LLC	DE
Hatteras Pavilion I, LLC	DE
Hatteras Pavilion II, LLC	DE
Hatteras Pinecroft III, LLC	DE
Hatteras Pinecroft IV, LLC	DE
Hatteras Round Rock, LLC	DE
Hatteras Tacoma Medical Center, LLC	DE
Haynes Street Medical Associates II, LLC	CT
Haynes Street Medical Associates, LLC	CT
Healthcare Acquisition of Texas, LLC	AL

Healthcare Management of America, Inc.	DE
Healthcare Realty Holdings, L.P.	DE
Healthcare Realty Services, LLC	TN
Healthcare Realty Trust Incorporated	MD
HHC-HTA, LLC	IN
HR 3705 Medical Parkway, LLC	DE
HR 9191 Pinecroft SPE, LLC	DE
HR Acquisition I, LLC	MD
HR Acquisition of Pennsylvania, LLC	PA
HR Acquisition of San Antonio, Ltd.	AL
HR Assets, LLC	DE
HR Bel Air, LLC	MD
HR Briargate, LLC	DE
HR Fair Oaks 3650, LLC	TN
HR Fair Oaks 3700, LLC	TN
HR First Hill Medical Building SPE, LLC	DE
HR Forest Glen, LLC	TN
HR Fridley, LLC	MN
HR HMP Unit 1 SPE, LLC	DE
HR Interests, LLC	TX
HR Lowry Medical Center SPE, LLC	DE
HR MAC II, LLC	DE
HR McNaughten SPE, LLC	DE
HR MPC II, LLC	TN
HR MRMC MOB II SPE, LLC	DE
HR MRMC MOB III SPE, LLC	DE
HR North Carolina, LLC	DE
HR of California, LLC	AL
HR of Carolinas, LLC	DE
HR of Indiana, LLC	DE
HR of Iowa, LLC	DE
HR of Los Angeles, LLC	AL
HR of Los Angeles, Ltd.	AL
HR of Sarasota, LLC	AL
HR RC One Scottsdale JV, LLC	DE
HR Research One, LLC	TN
HR Richmond Community SPE, LLC	DE
HR Santa Rosa, LLC	TN
HR St. Mary’s MOB NW SPE, LLC	DE
HR St. Mary’s MOB South SPE, LLC	DE
HR St. Mary’s MOB West SPE, LLC	DE
HR Three Tree, LLC	DE
HR Unity, LLC	TN
HR Valley North, LLC	DE
HR West Des Moines SPE, LLC	DE

HRP MAC III, LLC	DE
HRP MAC IV, LLC	DE
HR-Pima, LLC	DE
HRT of Alabama, LLC	AL
HRT of Delaware, LLC	DE
HRT of Illinois, LLC	DE
HRT of Mississippi, LLC	DE
HRT of Tennessee, LLC	TN
HRT of Virginia, LLC	VA
HRT Properties of Texas, Ltd.	TX
HRTI, LLC	MD
HTA-10115 Kincey Avenue, LLC	DE
HTA-1060 Day Hill, LLC	DE
HTA-1080 Day Hill, LLC	DE
HTA-125 Rampart MOB, LLC	DE
HTA-130 Rampart MOB, LLC	DE
HTA-13020 Telecom, LLC	DE
HTA-13620 Reese Blvd East, LLC	DE
HTA-13801 Reese Blvd West, LLC	DE
HTA-1515 Flagler, LLC	DE
HTA-1737 N Loop, LLC	DE
HTA-1740 South Street, LLC	DE
HTA-1905 Clint Moore Road, LLC	DE
HTA-2 Northwestern, LLC	DE
HTA-2080 Whitney MOB, LLC	DE
HTA-2200 Whitney MOB, LLC	DE
HTA-2750 Monroe, LLC	DE
HTA-3 Long Wharf Drive, LLC	DE
HTA-4 Northwestern, LLC	DE
HTA-406 Farmington, LLC	DE
HTA-533 Cottage, LLC	DE
HTA-600 Cattlemen, LLC	DE
HTA-6655 Travis Street, LLC	DE
HTA-704 Hebron, LLC	DE
HTA-80 Fisher, LLC	DE
HTA-9920/9930 Kincey Avenue, LLC	DE
HTA-Acquisition Sub, LLC	DE
HTA-Ahwatukee Foothills, LLC	DE
HTA-Amarillo Hospital, LLC	DE
HTA-Augusta SS Hospital, LLC	DE
HTA-Austell, LLC	DE
HTA-Austin Bluffs MOB, LLC	DE
HTA-Avon Hospital, LLC	DE
HTA-AW, LLC	DE
HTA-AW Florida Medical Center Central, LLC	DE

HTA-AW Florida Medical Center East, LLC	DE
HTA-AW Florida Medical Center Land, LLC	DE
HTA-AW Florida Medical Center North, LLC	DE
HTA-AW Hialeah, LLC	DE
HTA-AW North Shore, LLC	DE
HTA-AW Palmetto, LLC	DE
HTA-AW Victor Farris, LLC	DE
HTA-Babylon MOB, LLC	DE
HTA-Babylon Sonogram, LLC	DE
HTA-Bakersfield MOB, LLC	DE
HTA-Bayboro, LLC	DE
HTA-Bedford MOB, LLC	DE
HTA-BHL, LLC	DE
HTA-Biewend, LLC	DE
HTA-Blue Ridge, LLC	DE
HTA-Bonnie Brae, LLC	DE
HTA-Bowman Center, LLC	DE
HTA-Brandon Medical, LLC	DE
HTA-Calvert, LLC	DE
HTA-Cannon Park Place, LLC	DE
HTA-Carney MOB, LLC	DE
HTA-Cedar Park MOB 1, LLC	DE
HTA-Celebration Hospital MOB, LLC	DE
HTA-Central Park, LLC	DE
HTA-Chandler Medical, LLC	DE
HTA-Cherokee Medical Center, LLC	DE
HTA-Chesterfield Rehab Hospital, LLC	DE
HTA-Cliff, LLC	DE
HTA-Clove Road MOB, LLC	DE
HTA-Commons V, LLC	DE
HTA-Corsicana, LLC	DE
HTA-County Line Road, LLC	DE
HTA-Crawfordsville, LLC	DE
HTA-Crossroads, LLC	DE
HTA-Crown Heights MOB, LLC	DE
HTA-Dallas Admin Bldg, LLC	DE
HTA-Dallas LTAC, LLC	DE
HTA-Dallas Parkway Admin Bldg, LLC	DE
HTA-Dallas Pavilion III, LLC	DE
HTA-Dallas SS Hospital, LLC	DE
HTA-Davidson MOB, LLC	DE
HTA-Del Sol MOB, LLC	DE
HTA-Denton, LLC	DE
HTA-DePaul Medical Center, LLC	DE
HTA-Des Peres, LLC	DE

HTA-Desert Ridge, LLC	DE
HTA-Diley Ridge, LLC	DE
HTA-Duke Chesterfield Rehab, LLC	DE
HTA-Dupont MOB, LLC	DE
HTA-East Cooper 1, LLC	DE
HTA-East Cooper Medical Arts, LLC	DE
HTA-East Cooper, LLC	DE
HTA-Elms North Charleston, LLC	DE
HTA-Epler Parke Building B, LLC	DE
HTA-Eskenazi Admin Bldg, LLC	DE
HTA-Evergreen 2400-2600, LLC	DE
HTA-Evergreen 2800, LLC	DE
HTA-Fairfax Medical Center, LLC	DE
HTA-Fairfax MOB 3, LLC	DE
HTA-Fannin LP, LLC	DE
HTA-Fannin, LLC	DE
HTA-Farrington Eat, LLC	DE
HTA-TELECOM ASC, LLC (fka HTA-FL Ortho Institute ASC, LLC)	DE
HTA-Flatbush MOB, LLC	DE
HTA-Forest Park Frisco, LLC	DE
HTA-Fort Wayne, LLC	DE
HTA-Gahanna MOB, LLC	DE
HTA-Gateway 1, LLC	DE
HTA-Gateway 2E, LLC	DE
HTA-Gateway 3F, LLC	DE
HTA-Gateway 4G, LLC	DE
HTA-Gateway Land, LLC	DE
HTA-Gaylord, LLC	DE
HTA-Gemini MOB 1, LLC	DE
HTA-Gemini MOB 2, LLC	DE
HTA-Gilbert Health, LLC	DE
HTA-Glendale Memorial, LLC	DE
HTA-Good Sam Cancer Center, LLC	DE
HTA-Good Sam MOB, LLC	DE
HTA-Gunn MOB, LLC	DE
HTA-Gwinnett, LLC	DE
HTA-Hamilton Healthcare, LLC	DE
HTA-Haynes I, LLC	DE
HTA-Haynes II, LLC	DE
HTA-Hampden Place, LLC	DE
HTA-Heart & Family Health, LLC	DE
HTA-Hillcrest MOB 1, LLC	DE
HTA-Hillcrest MOB 2, LLC	DE
HTA-Hilliard II, LLC	DE

HTA-Hilliard MOB II, LLC	DE
HTA-Hilliard MOB, LLC	DE
HTA-Hilliard, LLC	DE
HTA-Hock Plaza II, LLC	DE
HTA-Holy Family MOB, LLC	DE
HTA-Horizon Tower, LLC	DE
HTA-Humble Medical Plaza 1, LLC	DE
HTA-Humble Medical Plaza 2, LLC	DE
HTA-Huntley MOB, LLC	DE
HTA-Independence Medical Village, LLC	DE
HTA-Indianapolis Hospital, LLC	DE
HTA-Investments I, LLC	DE
HTA-Jackson's Row, LLC	DE
HTA-Jacksonville, LLC	DE
HTA-Jamaica Estates MOB, LLC	DE
HTA-Jasper, LLC	DE
HTA-Jourdanton Regional MOB, LLC	DE
HTA-Jupiter Medical Center Plaza, LLC	DE
HTA-Jupiter Medical Park West, LLC	DE
HTA-Jupiter Outpatient Center, LLC	DE
HTA-Kapolei Medical Park, LLC	DE
HTA-Kendall, LLC	DE
HTA-King Street, LLC	DE
HTA-Kissimmee Hospital MOB, LLC	DE
HTA-Kokomo Medical Office Park, LLC	DE
HTA-Lake Norman, LLC	DE
HTA-Largo Medical Center, LLC	DE
HTA-Lewisville MOB, LLC	DE
HTA-Liberty Falls Medical Plaza, LLC	DE
HTA-Lincoln Park Boulevard, LLC	DE
HTA-Lone Tree, LLC	DE
HTA-Longview MOB I, LLC	DE
HTA-Longview MOB II, LLC	DE
HTA-Macon Pond Road MOB, LLC	DE
HTA-Marble Falls MOB, LLC	DE
HTA-Marian Hancock, LLC	DE
HTA-Marian Medical, LLC	DE
HTA-Marietta Health Park, LLC	DE
HTA-Market Exchange, LLC	DE
HTA-MatureWell, LLC	DE
HTA-McAuley, LLC	DE
HTA-Medical Center Hays MOB, LLC	DE
HTA-Medical Portfolio 1, LLC	DE
HTA-Medical Portfolio 2, LLC	DE
HTA-Medical Portfolio 3, LLC	DE

HTA-Medical Portfolio 4, LLC	DE
HTA-Medical Portfolio 4-Phoenix, LLC	DE
HTA-Medistar Bridge, LLC	DE
HTA-Medistar III, LLC	DE
HTA-Memphis Hospital, LLC	DE
HTA-Mequon MOB, LLC	DE
HTA-Mercy North, LLC	DE
HTA-Mercy South, LLC	DE
HTA-Mercy Springfield MOB, LLC	DE
HTA-Mesa MOB, LLC	DE
HTA-Mezzanine I, LLC	DE
HTA-Mezzanine II, LLC	DE
HTA-Middletown, LLC	DE
HTA-MOB Acquisition, LLC	DE
HTA-Monroeville, LLC	DE
HTA-Morehead MOB, LLC	DE
HTA-Morton MOB, LLC	DE
HTA-Mount Carmel East MOB, LLC	DE
HTA-MPOC, LLC	DE
HTA-Nacogdoches Terrace, LLC	DE
HTA-Nacogdoches Towers, LLC	DE
HTA-Nashoba MOB 1, LLC	DE
HTA-Nashoba MOB 2, LLC	DE
HTA-New Hampton Place MOB, LLC	DE
HTA-North Cypress I, LLC	DE
HTA-North Cypress II, LLC	DE
HTA-North Cypress Towne Lake, LLC	DE
HTA-North Cypress Willowbrook, LLC	DE
HTA-North Fulton MOB 2, LLC	DE
HTA-Northglenn Hospital, LLC	DE
HTA-Northpark I, LLC	DE
HTA-Northpark II, LLC	DE
HTA-Northpoint Medical Arts, LLC	DE
HTA-Northridge I, LLC	DE
HTA-Northridge II, LLC	DE
HTA-Northwest Medical Park, LLC	DE
HTA-Norwood Cancer Center, LLC	DE
HTA-Norwood MOB, LLC	DE
HTA-Oklahoma City, LLC	DE
HTA-Olentangy MOB, LLC	DE
HTA-Olentangy, LLC	DE
HTA-Olympus I, LLC	DE
HTA-Orlando Hospital MOB, LLC	DE
HTA-Orlando SS Hospital, LLC	DE

HTA-Overlook, LLC	DE
HTA-Oviedo, LLC	DE
HTA-Oxford MOB, LLC	DE
HTA-Paces Pavillion, LLC	DE
HTA-Palmetto II, LLC	DE
HTA-Park Meadows Eat, LLC	DE
HTA-Park Plaza, LLC	DE
HTA-ParkRidge, LLC	DE
HTA-Patroon Creek, LLC	DE
HTA-Pearl Street Medical Center, LLC	DE
HTA-Pearland Cullen, LLC	DE
HTA-Penn Ave, LLC	DE
HTA-Phoenix Estrella, LLC	DE
HTA-Phoenix Medical Center, LLC	DE
HTA-Phoenix Paseo, LLC	DE
HTA-Phoenixville Garage, LLC	DE
HTA-Phoenixville MOB I, LLC	DE
HTA-Phoenixville MOB II, LLC	DE
HTA-Piedmont-Statesville, LLC	DE
HTA-Plainfield MOB, LLC	DE
HTA-Plano Pavillion II, LLC	DE
HTA-Polaris MOB, LLC	DE
HTA-Polaris, LLC	DE
HTA-Pomeroy, LLC	DE
HTA-Post Oak Centre North, LLC	DE
HTA-Presidential, LLC	DE
HTA-Providence, LLC	DE
HTA-Putnam Center, LLC	DE
HTA-Raleigh Medical Center II, LLC	DE
HTA-Raleigh, LLC	DE
HTA-Region Health, LLC	DE
HTA-Regional Medical Center MOB, LLC	DE
HTA-Renaissance GP, LLC	DE
HTA-Renaissance LP, LLC	DE
HTA-Renaissance, LLC	DE
HTA-Rex Cary MOB, LLC	DE
HTA-Riverside, LLC	DE
HTA-Rosedale Medical Center, LLC	DE
HTA-Rush, LLC	DE
HTA-Salt Lake Regional MOB, LLC	DE
HTA-San Martin, LLC	DE
HTA-Sandy Forks, LLC	DE
HTA-SC Boswell Medical, LLC	DE
HTA-SC Boswell West, LLC	DE

HTA-SC Cardiac Care, LLC	DE
HTA-SC Lakes Club, LLC	DE
HTA-SC Lakes Medical Plaza I, LLC	DE
HTA-SC Lakeview Medical Arts, LLC	DE
HTA-SC Royal Oaks, LLC	DE
HTA-SCW Colonnade, LLC	DE
HTA-SCW Granite Valley MOB II, LLC	DE
HTA-SCW Granite Valley MOB, LLC	DE
HTA-SCW Mountain View, LLC	DE
HTA-SCW Webb Medical A, LLC	DE
HTA-SCW Webb Medical B, LLC	DE
HTA-SCW West Medical Arts, LLC	DE
HTA-Shelby I, LLC	DE
HTA-Shelby II, LLC	DE
HTA-Sierra Vista, LLC	DE
HTA-Sierra, LLC	DE
HTA-SJ Providence, LLC	DE
HTA-Southpointe, LLC	DE
HTA-St. Annes MOB 1, LLC	DE
HTA-St. Annes MOB 2, LLC	DE
HTA-St. Ann's MOB, LLC	DE
HTA-St. Catherine MOB 1, LLC	DE
HTA-St. Catherine MOB 2, LLC	DE
HTA-St. Catherine MOB 3, LLC	DE
HTA-St. Elizabeths MOB 1, LLC	DE
HTA-St. Elizabeths MOB 2, LLC	DE
HTA-St. Francis Medical Pavilion, LLC	DE
HTA-St. Lucie Medical Center, LLC	DE
HTA-St. Pete MOB, LLC	DE
HTA-Stetson Medical Center, LLC	DE
HTA-Streeterville Center, LLC	DE
HTA-Sugar Land, LLC	DE
HTA-Sunrise, LLC	DE
HTA-Sunset Ridge One, LLC	DE
HTA-Sunset Ridge Two, LLC	DE
HTA-Sunset, LLC	DE
HTA-SWC, LLC	DE
HTA-Tallahassee SS Hospital, LLC	DE
HTA-Temple Bone & Joint, LLC	DE
HTA Tenant Services TRS, Inc.	DE
HTA-Thunderbird Medical, LLC	DE
HTA-Tides Eat, LLC	DE
HTA-Tides Medical Arts Center, LLC	DE
HTA-Triad, LLC	DE

HTA-TriHealth Rehabilitation Hospital, LLC	DE
HTA-Trilogy Center I, LLC	DE
HTA-Triumph, LLC	DE
HTA-Tryon Office Center, LLC	DE
HTA-Tupper, LLC	DE
HTA-Twelve Oaks MOB, LLC	DE
HTA-Underhill, LLC	DE
HTA-University Place MOB, LLC	DE
HTA-Vista Professional Center, LLC	DE
HTA-Washington Heights MOB, LLC	DE
HTA-Water Tower MOB, LLC	DE
HTA-Westchester 210, LLC	DE
HTA-Westchester 220-230, LLC	DE
HTA-Westchester 244, LLC	DE
HTA-Western Ridge MOB II, LLC	DE
HTA-Westport Center, LLC	DE
HTA-Wisconsin MOB Portfolio, LLC	DE
HTA-Woodburn MOB, LLC	DE
HTA-Wylie Medical Plaza, LLC	DE
HTA-YLW New Haven, LLC	DE
HTA-Yosemite Eat, LLC	DE
Juniper Arapahoe Center MOB, LLC	DE
Juniper Audubon MOB, LLC	DE
Juniper City Center Plymouth, LLC	DE
Juniper Common Street MOB, LLC	DE
Juniper Dry Creek MOB, LLC	DE
Juniper Fountaingrove MOB, LLC	DE
Juniper Laguna MOB, LLC	DE
Juniper Lakeside MOB, LLC	DE
Juniper Marin Cancer Center, LLC	DE
Juniper MOB Investment Venture, LLC	DE
Juniper MOB Managing Member, LLC	TN
Juniper SB MOB, LLC	DE
Juniper SB Professional, LLC	DE
Juniper Sonterra MOB, LLC	DE
Juniper Tenderfoot Hills MOB, LLC	DE
Juniper Town Centre PB, LLC	DE
Juniper Valley Medical Fee Owner, LLC	DE
Juniper Valley Medical Plaza, LLC	DE
Juniper Westover MOB, LLC	DE
KCC 340 Kennestone, LLC	GA
KPCI 55 Whitcher, LLC	GA
KPCII 61 Whitcher, LLC	GA
La Plata Street Co., LLC	CA

Lakewood MOB, LLC	DE
Maplewood MOB, LLC	DE
Med Realty Insurance, LLC	AZ
North Cypress I Land, LLC	DE
North Cypress II Land, LLC	DE
Oat Properties, LLC	TN
OHMOB Member, LLC	TN
Parker MOB, LLC	TN
Pasadena Medical Plaza SSJ, Ltd.	FL
Paulding III Land Partners, LLC	GA
Penrose Pavilion, LLC	TN
Plan B - MOB, LP	TX
Pomerado Pavilion MOB, LLC	TN
POP 144 Bill Carruth, LLC	GA
Porter MOB, LLC	TN
PPC 148 Bill Carruth, LLC	GA
Project Sullivan JV, LLC	DE
Renaissance Venture, LP	DE
Ridgeline Medical, LLC	TN
School Road MOB, LLC	TN
SMCMOB II, L.L.C.	AL
SMCMOB, L.L.C.	AL
Southwest General Medical Building (TX) SPE, LLC	DE
Split Rock HR Managing Member LLC	TN
Stevens Pavilion LLC	DE
Sullivan Mission Center 1, LLC	DE
Sullivan Mission Center 2, LLC	DE
Sullivan Mission Center 3, LLC	DE
Sullivan Mission Medical, LLC	DE
Sullivan MOB Managing Member, LLC	TN
TM Medical Center, LLC	TN
Torrey Hills Member SPE, LLC	TN
Town Center Woodbridge MOB, LLC	TN
Union Plaza Holdings, LLC	TN
USCWF HRT Split Rock 355 Tower Road LLC	DE
USCWF HRT Split Rock 400 Tower Road LLC	DE
USCWF HRT Split Rock Charlotte Medical LLC	DE
USCWF HRT Split Rock Littleton Hospital LLC	DE
USCWF HRT Split Rock Lincoln Medical LLC	DE
USCWF HRT Split Rock Plano Pavilion LLC	DE
USCWF HRT Split Rock Pledgor LLC	DE
USCWF HRT Split Rock Stone Oak LLC	DE
USCWF HRT Split Rock Venture LLC	DE
Walker Med Tower, L.L.C.	AL

West Norman SPE, LLC	TN
Yakima Valley Subsidiary LLC	DE